AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT This AMENDMENT NO. 1 TO FIFTH AMENDED AND RESTATED CREDIT AGREEMENT is dated as of June 9, 2022 (this “Amendment”), among AMERESCO, INC. (the “Borrower”), THE GUARANTORS PARTY HERETO (the “Guarantors” and collectively with the Borrower, the “Loan Parties”), THE LENDERS PARTY HERETO (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”). WHEREAS, the Loan Parties, the Lenders, and the Administrative Agent are parties to that certain Fifth Amended and Restated Credit Agreement dated as of March 4, 2022, among the Borrower, the Guarantors, the Lenders, and the Administrative Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); WHEREAS, the Loan Parties, the Administrative Agent and the Lenders wish to update one financial covenant on a temporary basis, and accordingly revise one provision of the Credit Agreement, as described herein; NOW, THEREFORE, in consideration of the foregoing and the agreements contained herein, the parties agree that the Credit Agreement is hereby amended as follows: 1. Capitalized Terms. Except as otherwise expressly defined herein, all capitalized terms used herein which are defined in the Credit Agreement have the same meanings herein as therein, except to the extent that such meanings are amended hereby. 2. Amendment to Credit Agreement. Section 7.01(a) of the Credit Agreement is hereby amended by deleting clause (vii) in its entirety and replacing it with the following: (vii) Indebtedness incurred by any Loan Party or Core Foreign Subsidiary under an Energy Conservation Project Financing (including, without limitation, Indebtedness incurred by the Loan Parties under an Energy Conservation Project Financing existing as of the Closing Date and set forth on Schedule 7.01 attached hereto) in an aggregate principal amount outstanding at any time not in excess of (i) $650,000,000 for the period before April 1, 2022, and the period from and after December 31, 2022, and (ii) $725,000,000 for the period from and after April 1, 2022 to and including December 30, 2022; 3. Confirmation of Guaranty by Guarantors. Each Guarantor hereby confirms and agrees that all indebtedness, obligations or liabilities of the Borrower under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Guaranteed Obligations” under and as defined in the Credit Agreement and, subject to the limitation set forth in Section 10.01 of the Credit Agreement, are guaranteed by and entitled to the benefits of the Guaranty set forth in Article X of the Credit Agreement. Each Guarantor hereby ratifies and confirms the terms and provisions of such Guarantor’s Guaranty and agrees that all of such terms and provisions remain in full force and effect. 127099473v.2

2 4. Confirmation of Security Interests. Each Loan Party hereby confirms and agrees that all indebtedness, obligations and liabilities of the Loan Parties under the Credit Agreement as amended hereby, whether any such indebtedness, obligations and liabilities are now existing or hereafter arising, due or to become due, absolute or contingent, or direct or indirect, constitute “Secured Obligations” under and as defined in the Credit Agreement and are secured by the Collateral and entitled to the benefits of the grant of security interests pursuant to the Security Agreement. The Loan Parties hereby ratify and confirm the terms and provisions of the Security Agreement and agree that, after giving effect to this Amendment, all of such terms and provisions remain in full force and effect. 5. No Default; Representations and Warranties, etc. The Loan Parties hereby confirm that, after giving effect to this Amendment, (i) the representations and warranties of the Loan Parties contained in Article V of the Credit Agreement and the other Loan Documents (A) that contain a materiality qualification are true and correct on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (B) that do not contain a materiality qualification are true and correct in all material respects on and as of the date hereof as if made on such date (except to the extent that such representations and warranties expressly relate to an earlier date), and (ii) no Default or Event of Default shall have occurred and be continuing. Each Loan Party hereby further represents and warrants that (a) the execution, delivery and performance by such Loan Party of this Amendment (i) have been duly authorized by all necessary action on the part of such Loan Party, (ii) will not violate any applicable law or regulation or the organizational documents of such Loan Party, (iii) will not violate or result in a default under any indenture, agreement or other instrument binding on such Loan Party or any of its assets that will have a Material Adverse Effect, and (iv) do not require any consent, waiver, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or any Person (other than the Administrative Agent and the Lenders) which has not been made or obtained; and (b) it has duly executed and delivered this Amendment. 6. Conditions to Effectiveness. This Amendment shall become effective upon the receipt by the Administrative Agent of counterparts of this Amendment duly executed by the Loan Parties, the Administrative Agent and Lenders constituting the Majority Lenders or written evidence reasonably satisfactory to the Administrative Agent that such parties have signed a counterpart of this Amendment. 7. Miscellaneous. (a) Except to the extent specifically amended hereby, the Credit Agreement, the Loan Documents and all related documents shall remain in full force and effect. This Amendment shall constitute a Loan Document. Whenever the terms or sections amended hereby shall be referred to in the Credit Agreement, Loan Documents or such other documents (whether directly or by incorporation into other defined terms), such defined terms shall be deemed to refer to those terms or sections as amended by this Amendment. (b) This Amendment may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one instrument. Delivery of an executed counterpart of a signature page of this Amendment by

3 facsimile transmission or electronic transmission (in .pdf format) will be effective as delivery of a manually executed counterpart hereof. This Amendment may be in the form of an Electronic Record and may be executed using Electronic Signatures (including, without limitation, facsimile and .pdf) and shall be considered an original, and shall have the same legal effect, validity and enforceability as a paper record. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance by the Administrative Agent of a manually signed paper communication which has been converted into electronic form (such as scanned into .pdf format), or an electronically signed communication converted into another format, for transmission, delivery and/or retention. Notwithstanding anything contained herein to the contrary, the Administrative Agent is under no obligation to accept an Electronic Signature in any form or in any format unless expressly agreed to by the Administrative Agent pursuant to procedures approved by it; provided, further, without limiting the foregoing, (a) to the extent the Administrative Agent has agreed to accept such Electronic Signature, the Administrative Agent shall be entitled to rely on any such Electronic Signature purportedly given by or on behalf of a Person without further verification and (b) upon the request of the Administrative Agent, any Electronic Signature shall be promptly followed by a manually executed, original counterpart. (c) This Amendment shall be governed by the laws of the State of New York and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. (d) The Loan Parties agree to pay all reasonable expenses, including legal fees and disbursements, incurred by the Administrative Agent in connection with this Amendment and the transactions contemplated hereby. [Signature Pages Follow]

/s/ Spencer Doran Hole

/s/ John F. Lynch Henry Pennell Vice President /s/ Henry Pennell

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Ameresco Credit Agreement] ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A. By: _____________________________________ Name: Title: LENDERS: BANK OF AMERICA, N.A. By: _____________________________________ Name: John F. Lynch Title: Senior Vice President

Natalie Trojan Exec. Director /s/ Natalie Trojan

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Ameresco Credit Agreement] LENDER KEYBANK NATIONAL ASSOCIATION By: Name: Renee M. Bonnell Title: Senior Vice President /s/ Renee M. Bonnell Sr. Vice President Renee M. Bonnell

/s/ Samuel Pepe Vice President Samuel Pepe

[Signature Page to Amendment No. 1 to Fifth Amended and Restated Ameresco Credit Agreement] LENDER M&T Bank, successor by merger to People’s United Bank, N.A. By: Name: Kathryn Williams /s/ Kathryn Williams